.FIDUCIAMANAGEM ENT ASSOCIATES
 9/30/99
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 .DISVOT SNAM    DESCRIPTION
 .------ ------  --------------------
BLANK   IAPAMM  I.A.P.A. SCHOLARSHIP FUND- CASH
YN      ANACMA  MARY ANACLERIO
YN      PIERJU  JUDITH PIERCE
YN      PIERMA  ESTATE OF MARIE PIERCE                          Fully descretionary investments, client votes proxy
YY      ALBRKA  KATHRYN ALBRIGHT ROUTEN                         Fully descretionary investments, FMA vostes proxy
YY      AMERPT  AMER PHYS THERAPY ASSOC
YY      ANACAN  ANGELO M. ANACLERIO
YY      APPLGE  GEORGE W. APPLEGATE
YY      APTASM  AMERICAN PHYSICAL THERAPY SMALL COMPANY
YY      BARTHE  HENRY BARTHOLOMAY III FAMILY TRUST
YY      BENSPE  PETER M. & LYNETTE K. LUND BENSON, JTWRO
YY      BLINDS  BLIND SERVICES ASSOCIATION, INC.
YY      BOILER  BOILERMAKERS NATL PENSION
YY      BOWEGE  GEORGE W. BOWERS IRA ROLLOVER
YY      BRYSVN  NANCY F. BRYSON IRREVOCABLE TRUST 1/14/9
YY      BUILDM  BUILDING TRADES UNITED PENSION MILWAUKEE
YY      BURRBA  BARBARA J BURRIS REVOCABLE TRUST
YY      CARLBA  BARRY M. CARLSTEDT
YY      CATHDW  CTU SOCIETY OF THE DIVINE WORD
YY      CATHEO  CATHOLIC THEOLOGICAL UNION ENDOWMENT FND
YY      COKEMP  COOK CO EMPLOYEES ANNUITY & BENEFIT FUND
YY      COOKSM  COOK COUNTY SMALL CO. SEPARATELY MANAGED
YY      CULBED  EDWARD A. CULBERTSON
YY      CULBSA  SAMUEL A. CULBERTSON, KEOUGH ACCOUNT
YY      CULBSM  SAMUEL A. CULBERTSON, PERSONAL ACCOUNT
YY      CULIRA  SAMUEL A. CULBERTSON, IRA ROLLOVER
YY      CURRBE  BERT L. CURRY IRA ROLLOVER
YY      DELABA  DELAWARE BANK
YY      DETIWC  IRON WORKERS LOCAL 25 PENS #0355946
YY      FORUMP  FORUM COMMUNICATIONS COMPANY
YY      FOWLGL  GLENN C. FOWLER
YY      FRAZWA  WARNER C. FRAZIER
YY      FREEDI  DR. JOHN FREELAND WAUKEGAN DIALYSIS
YY      FREEJA  JANE M. FREELAND
YY      FRLDPS  JOHN P. FREELAND MDSC PROFIT SHARING
YY      FWAYNE  FORT WAYNE CARDIOLOGY, INC. MMP PLAN
YY      GONGDO  DONALD F. GONGAWARE - FIXED
YY      GRAHES  ESTELLE P. GRAHAM
YY      GRAHHE  HERBERT AND ESTELLE GRAHAM JTWROS
YY      GRNTFD  GRANT HEALTHCARE FOUNDATION
YY      HADRES  HADLEY SCHOOL FOR THE BLIND - RESTRICTED
YY      HADUNR  HADLEY SCHOOL FOR THE BLIND UNRESTRICTED
YY      HANPRT  HANSEN PARTNERS, L.P.
YY      HEINPA  PATRICIA L. HEINHUIS
YY      HERSJU  JUDY A. HERSHBERGER REVOCABLE TRUST
YY      HEYWLU  LUCIA HEYWORTH
YY      HITEMP  HI-TEMP INC. EMPLOYEES P/S TRUST
YY      HOLDJA  JAMES L. HOLDREN
YY      HOLDWA  WANDA L. HOLDREN
YY      HUBBPR  HUBBARD PROPERTIES, INC.
YY      HUBBP2  HUBBARD PROPERTIES - BANK ONLY
YY      IAPASF  I.A.P.A SCHOLARSHIP FUND
YY      IBEWHW  IBEW HEALTH AND WELFARE #12601
YY      IBEWPN  IBEW LOCAL UNION #226 PENSION FD #12602
YY      IBEW38  IBEW LOCAL #38 PENSION FUND
YY      ILFOPN  ILLINOIS FORGE PENSION TRUST
YY      ILFORT  ILLINOIS FORGE RETIREMENT TRUST
YY      IRONAN  STRUCTURAL IRON WORKERS LOCAL 1 ANNUITY
YY      IRONPN  STRUCTURAL IRON WORKERS LOCAL 1 PENSION
YY      ITTMRT  ITT INDUSTRIES MASTER RETIREMENT
YY      IWKEMI  IRON WORKERS HEALTH FND E MI #0355920
YY      JOHNTC  TIMOTHY & CLAIR JOHNSON
YY      KANSHW  KANSAS BLDG TRD HLTH & WELFARE FD #12603
YY      KANSPN  KANSAS CONSTRUCTION TRADES PEN FD #12604
YY      KENCBL  KENT COUNTY COMMISSION BALANCED FND
YY      KENCEQ  KENT COUNTY COMMISSION EQUITY FUND
YY      KENYCH  RICHMOND KENYON II
YY      KENYRO  ROBERT R. KENYON TRUST
YY      KOOTPF  KOOTZNOOWOO PERMANENT FD SETTLEMENT TRUS
YY      LABORP  THE LABORERS PEN FND#0358457
YY      LEFERI  RICHARD L. LEFEVRE IRA ROLLOVER
YY      LEIBAL  ALEXANDER LEIBOW TRUST, F LEIBOW TRUSTEE
YY      LEIBBR  BROOKE LEIBOW TRUST, F LEIBOW TRUSTEE
YY      LEIBJE  JENNIFER LEIBOW TRUST
YY      LEIBLI  LISA RICHMOND TRUST, F LEIBOW TRUSTEE
YY      LEIBLY  LYLE RICHMOND TRUST, F LEIBOW TRUSTEE
YY      LEONRO  ROBERT E. LEONARD CHARITABLE UNITRUST
YY      LINCLN  LINCOLN LUTHERAN CHARITABLE TRUST
YY      LINCOR  LINCOLN PARK ORTHOPEDICS EMPLOYEES P/S/T
YY      MANGCH  CHARLES MANGEE ROTH IRA
YY      MANGEE  CHARLES T. MANGEE IRA ROLLOVER
YY      MCKGAF  GAIL M. MCKERNAN - FIXED
YY      MCRINK  EDWARD MCCRINK IRA ROLLOVER
YY      MONTDE  DEBORAH A. MONTANA
YY      MOORSU  SUZANNE C. MOORE
YY      MORSCH  CHALMERS I. MORSE
YY      MORTEQ  MORTGAGE BANKERS EQUITY (SPECTRUM)
YY      MORTLT  MORTGAGE BANKERS ASSOC LONG TERM INVEST
YY      MORTPN  MORTGAGE BANKERS ASSOC PENSION FUND
YY      NEWACT  THOMAS F. COLLINS
YY      NWCAEQ  NW INDIANA CARPENTERS EQUITY FUND 1-4140
YY      NWCARA  NW IN REG. COUNCIL OF CARPENTERS' DEF CO
YY      NWCARP  NW IN REG. COUNCIL OF CARPENTERS' PENSIO
YY      NWCASM  NW INDIANA CARPENTERS AGGRESSIVE EQUITY
YY      NWOHIO  NW OHIO CARPENTERS SUPPLEMENTAL PENSION
YY      OUTSTM  OUTSTATE MICH TROWEL TRADES PENS#0335958
YY      PHILHR  PHILLIPSBURG HOURLY PLAN
YY      PHILSA  PHILLIPSBURG SALARIED PLAN
YY      PLATBK  PLATINUM COMMUNITY BANK
YY      PLUMHW  PLUMBERS LOCAL #519 HEALTH AND WELFARE
YY      PLUM68  U.A. PLUMBERS LOCAL #68 PENSION FUND
YY      PNS470  PLUMBERS AND STEAMFITTERS LOCAL 470
YY      PRASAN  ANGELO PRASSA TRUSTEE OF A. PRASSA TRUST
YY      PRASIR  ANGELO PRASSA IRA ROLLOVER
YY      PRASLO  LOUISE A. PRASSA TRUST
YY      PUTHAL  ALISON PUTH DORON
YY      PUTHBE  BETSEY PUTH
YY      PUTHPS  JOHN W. PUTH P/S/T
YY      PUTJDA  JDA PARTNERS LP
YY      RITCDC  GERALD L. RITCHIE, DEFERRED COMPENSATION
YY      RITCGR  GERALD L. AND RHONDA K. RITCHIE
YY      ROBIJO  JOSEPH A. ROBINSON
YY      ROOFER  NATIONAL ROOFING INDUSTRY PENSION PLAN
YY      RYANRO  ROSS H. RYAN
YY      RYDEHE  HENRY C. RYDER, IRA ROLLOVER
YY      SDHERE  SAN DIEGO HOTEL AND RESTAURANT EMPLOYEES
YY      SERVPN  SERVICE EMPL LOCAL 1 PEN FD#0342610
YY      SERVSM  SEIU LOCAL #1 SMALL CAP PENSION FUND
YY      SKHAND  SK HAND TOOL PENSION TR 405995101
YY      SLACLI  LINDA A. SLACK
YY      SLIWRK  ST. LOUIS IRON WORKERS
YY      SMACAP  FMA SMALL COMPANY PORTFOLIO
YY      SMITLC  LONNIE M. & CHERYL D. SMITH
YY      STERPD  STERLING PARK DISTRICT MUSEUM ASSOC
YY      STICDO  DOUGLAS H. STICKNEY
YY      STONWI  WILLIAM M STONE, M.D. P/S PLAN DTD 1/1/9
YY      STUFKE  KENNETH K. STUFF
YY      SURGPN  ALLIED PHYSICIANS INC. - MUSGRAVE ACCT.
YY      TOWNJO  JOHN F. TOWNSEND, JR.
YY      TURNDO  DONALD L. TURNER, IRA ROLLOVER
YY      UAMBAL  UAM PROFIT SHARING &401K (FMA) BALANCED
YY      UAMMCP  UAM PROFIT SHARING & 401K (FMA) MID-CAP
YY      UAMMMF  UAM PROFIT SHARING & 401K(FMA) MONEY MKT
YY      UAMSMA  UAM PROFIT SHARING & 401K (FMA) SMALL C0
YY      UFCWML  UFCW UNIONS AND EMPLOYEES PENSION PLAN
YY      UFCWSM  UFCW #23 GIANT EAGLE (REGIS SMALL CO)
YY      UFCW23  UFCW LOCAL #23 & GIANT EAGLE PEN 1044633
YY      UFW100  UFCW LOCAL #100A PENSION FUND
YY      VALIC2  THE VARIABLE ANNUITY LIFE INS VK41
YY      VALIC3  THE VARIABLE ANNUITY LIFE INS CO VLK1 SE
YY      VONBCA  CATHERINE & CHARLES VON BRECHT
YY      WEIHWI  WILLIAM G. WEIHER IRA ROLLOVER